SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 11, 2006


                            LUCENT TECHNOLOGIES INC.

            (Exact Name of Registrant as Specified in Its Charter)

 DELAWARE                           1-11639                        22-3408857
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(State or Other Jurisdiction      (Commission              (IRS Employer
of Incorporation)                 File Number)             Identification No.)


600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                            07974
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(Address of Principal Executive Offices)                            (Zip Code)


      Registrant's telephone number, including area code: (908) 582-8500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2006, Lucent Technologies Inc. ("Lucent" or the "company") amended and restated the Amended and Restated Letter of Credit Issuance and Reimbursement Agreement (the "L/C Agreement") among the company, the several banks and other parties thereto, HSBC Bank USA, N.A., as documentation agent, Citibank, N.A., as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent. The L/C Agreement provides for the issuance of revolving credit loans and letters of credit, together with any letters of credit currently outstanding under the L/C Agreement, in an amount of up to $500,000,000. The scheduled termination of the credit facility under the L/C Agreement (the "Scheduled Termination Date") was extended to the earlier of (a) in the event of the consummation of the merger between Lucent and Alcatel (the "Merger"), the later of (i) the date which is 120 days after the Merger but not later than June 30, 2007 and (ii) the date of the Merger, and (b) August 11, 2009.

On August 11, 2006, Lucent also amended the Amended and Restated External Sharing Debt Agreement ("ESD Agreement") among the company, the several banks and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, whereby such banks and other parties agreed to renew and extend letters of credit covered thereunder until the Scheduled Termination Date.

If the L/C Agreement and the ESD Agreement are not renewed on or prior to the Scheduled Termination Date, the company will be required on such date to provide cash collateral for 100% of the then existing exposure for any revolving credit loans and letters of credit issued under such agreements. Lucent also is required to provide cash collateral under certain circumstances, such as the occurrence of events of default.

Under the L/C Agreement and the ESD Agreement, Lucent is required to maintain a minimum balance of unrestricted cash and short-term investments of not less than $1 billion, which minimum amount must be maintained in accounts in the U.S. that are subject to account control agreements. Also, the aggregate amount of the commitments under the L/C Agreement and the obligations outstanding under the ESD Agreement may not exceed $1,500,000,000 at any time.

Certain covenants under each of the L/C Agreement and the ESD Agreement were amended to permit liens on receivables subject to factoring or securitization programs of Lucent and to take into account the pending Merger, including to permit certain mergers or consolidations of subsidiaries of Lucent with subsidiaries of Alcatel.

On August 11, 2006, Lucent also amended and restated its existing Amended and Restated Guarantee and Collateral Agreement and Amended and Restated Collateral Sharing Agreement that the company and certain of its subsidiaries have in favor of JPMorgan Chase Bank, N.A., as collateral agent. Under these agreements, specified U.S. subsidiaries of the company have guaranteed certain obligations of the company, and the company and these subsidiaries have pledged significant portions of their assets as collateral to secure the obligations under the L/C Agreement and the ESD Agreement. In addition, these agreements permit Lucent and its subsidiaries to secure obligations for specified hedging arrangements, guarantees to lenders for vendor



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financing, lines of credit for Lucent subsidiaries, and cash management and other bank operating arrangements. The collateral pledged by the company and its specified U.S. subsidiaries under the Amended and Restated Guarantee and Collateral Agreement will be released upon the earlier of (i) the Merger and
(ii) the repayment and termination in full of all amounts and commitments under the L/C Agreement and the ESD Agreement.

Item 9.01. Financial Statements and Exhibits

(c) Exhibit No. Description.

99.1 Amended and Restated Letter of Credit Issuance and Reimbursement Agreement, dated as of August 11, 2006, among Lucent Technologies Inc., several banks and other parties thereto, HSBC Bank USA, N.A., as Documentation Agent, Citibank, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., as administrative agent.

99.2 Second Amendment, dated as of August 11, 2006, to the Amended and Restated External Sharing Debt Agreement, dated as of October 1, 2004, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.3 Amended and Restated Guarantee and Collateral Agreement, dated as of August 11, 2006, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as collateral agent.

99.4 Amended and Restated Collateral Sharing Agreement, dated as of August 11, 2006, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as collateral agent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 11, 2006


                                 LUCENT TECHNOLOGIES INC.


                                 By: /s/ Mark Gibbens
                                    --------------------------------------
                                    Name:  Mark Gibbens
                                    Title: Vice President and Treasurer


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                                  EXHIBIT INDEX

           The following exhibit is filed herewith:


EXHIBIT NO.         DESCRIPTION

99.1 Amended and Restated Letter of Credit Issuance and Reimbursement Agreement, dated as of August 11, 2006, among Lucent Technologies Inc., several banks and other parties thereto, HSBC Bank USA, N.A., as Documentation Agent, Citibank, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., as administrative agent.

99.2 Second Amendment, dated as of August 11, 2006, to the Amended and Restated External Sharing Debt Agreement, dated as of October 1, 2004, among Lucent Technologies Inc., several banks and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.3 Amended and Restated Guarantee and Collateral Agreement, dated as of August 11, 2006, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as collateral agent.

99.4 Amended and Restated Collateral Sharing Agreement, dated as of August 11, 2006, made by Lucent Technologies Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as collateral agent.


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